Exhibit 10.24

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT is dated as of November [            ], 2009 (this “Agreement”) and made by and among HealthPort, Inc., a Delaware corporation (“HealthPort”), and the Persons whose names are set forth on Schedule 1 hereto (collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 7 below.

WHEREAS, the Investors collectively own 100% of the outstanding membership interests of CT Technologies Holdings, LLC, a Delaware limited liability company (“CT Holdings”), and such interests (the “CT Holdings Shares”) are subject to the terms and conditions of the Members Agreement;

WHEREAS, the board of directors of CT Holdings has determined to pursue an initial public offering of common stock of a Successor Corporation to CT Holdings (the “IPO”), and in order to effectuate such offering desires to create a new corporate holding company (which will be HealthPort as Successor Corporation to CT Holdings) to be the issuer of the common stock in such offering and to become the sole owner of the CT Holdings Shares (the “Reorganization”);

WHEREAS, in order to effectuate the Reorganization, HealthPort and the Investors desire to enter into this Agreement pursuant to which the Investors shall contribute all of their CT Holdings Shares to HealthPort in exchange for equity securities of HealthPort in such type and amounts as determined in accordance with Section 7(a) of the Members Agreement; and

WHEREAS, CT Holdings and the Investors wish to waive their piggyback registration rights with respect to the IPO and confirm their agreement regarding certain matters under the Registration Rights Agreement and Members Agreement.

NOW THEREFORE, in consideration of the premises, the respective representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

Section 1 Contribution. Effective as of the Closing Date, each Investor shall and hereby does contribute, transfer, assign and deliver to HealthPort all of its title and interest in and to the number and type of CT Holdings Shares set forth opposite such Investor’s name on Schedule 1 hereto (the “Contribution”) in exchange for (a) in the case of each Senior Preferred Share being contributed, a number of shares of New Preferred having an initial aggregate liquidation preference equal to the total amount of Unreturned Capital Value and Unpaid Yield of such Senior Preferred Share calculated as of the Closing Date and (b) in the case of any Series A Share, “vested” Series B Share or Series C Share, a number of shares of New Common determined in accordance with Section 7(a) of the Members Agreement based on an offering price of $15.00 per share of New Common in the IPO. The Investors acknowledge and agree that no shares of New Common will be issued pursuant to this Section 1 in respect of any Series B Shares that have not “vested” on or prior to the Closing Date in accordance with the terms of the Incentive Share Purchase Agreement pursuant to which such shares were issued. After the Contribution, the Investors acknowledge and agree that the Investors shall cease to be parties to the LLC Agreement and the Members Agreement. The Investors and HealthPort intend for the contribution hereunder, together with the issuance of HealthPort Shares in connection with the IPO, to be treated for all relevant income tax purposes as a contribution governed by the provisions of Section 351 of the United States Internal Revenue Code of 1986, as amended, and will report for all tax purposes in a manner consistent with such intent.

Section 2 Closing. The closing of the transactions contemplated by Section 1 (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022 on the date (the “Closing Date”) on which an investment professional of ABRY Partners, LLC directs the release of all counterparty signature pages hereto from escrow. At the Closing, all of the following shall be effected:

(a) each Investor shall execute and deliver such additional transfer documentation, if any, as is necessary to effectuate the transfer of all of such Investor’s CT Holdings Shares to HealthPort in a form reasonably satisfactory to HealthPort; and

(b) HealthPort shall deliver, or cause to be delivered, to each Investor one or more shares (in book-entry form) representing the HealthPort Shares issued to such Investor pursuant to Section 1.

Section 3 Representations and Warranties of HealthPort. HealthPort hereby represents and warrants to each Investor that:

(a) the execution, delivery, and performance of this Agreement by HealthPort has been duly authorized by HealthPort;

(b) when executed, this Agreement constitutes a valid and binding obligation of HealthPort, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies;

(c) the execution and delivery by HealthPort of this Agreement, and the fulfillment of and compliance with the respective terms hereof by HealthPort, does not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or Encumbrance upon HealthPort’s capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate, or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption, or other action by or notice to, any court or administrative or governmental body pursuant to, its governing documents or any material law, statute, rule, or regulation to which HealthPort is subject, or any material agreement, instrument, order, judgment, or decree to which HealthPort is subject, except where any such condition would not have a material adverse effect on HealthPort; and

(d) the HealthPort Shares to be issued to the Investors hereunder shall be duly authorized, validly issued and nonassessable and shall be free from all Encumbrances (other than Encumbrances arising under applicable securities laws, the Registration Rights Agreement or any lockup agreement to which the Investors become a party).

Section 4 Representations and Warranties of the Investors. Each Investor represents and warrants to HealthPort with respect to itself that:

(a) it has, independently and without reliance upon HealthPort and based on such documents and information as the Investor has deemed appropriate, made its own investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of HealthPort;

(b) the execution, delivery, and performance of this Agreement by the Investor has been duly authorized by the Investor and does not require the Investor to obtain any consent or approval that has not been obtained and does not contravene or result in a default under any provision of any law or regulation applicable to the Investor or other governing documents or any agreement or instrument to which the Investor is a party or by which the Investor is bound;

(c) this Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and limitations on the availability of equitable remedies;

(d) each Investor who is a U.S. Person is (i) an “accredited investor” as such term is defined in Rule 501(a) promulgated under the Securities Act, (ii) sophisticated in financial matters and able to evaluate the risks and benefits of the investment in HealthPort Shares, (iii) able to bear the risk of his, her or its investment in HealthPort Shares for an indefinite period of time, and (iv) aware that transfer of the HealthPort Shares may not be possible because the HealthPort Shares have not been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and such applicable state securities laws or an exemption from such registration is available; and

(e) it is entitled to contribute and transfer to HealthPort the full legal and beneficial ownership of the CT Holdings Shares to be contributed to HealthPort by it pursuant to Section 1 of this Agreement, and neither the whole nor any part of such CT Holdings Shares are subject to any Encumbrance (other than Encumbrances arising under applicable securities laws, the Members Agreement and the LLC Agreement).

Section 5 Registration Rights Agreement.

(a) Each of the Investors hereby irrevocably waives its piggyback registration rights arising under Section 2 of the Registration Rights Agreement to the extent such rights would otherwise apply to the IPO.

(b) Notwithstanding the Reorganization, HealthPort and each of the Investors confirm and agree that the Registration Rights Agreement shall apply to HealthPort (as if it were CT Holdings) and to securities of HealthPort in the same manner, on the same terms, and to the same extent, mutatis mutandis, as it currently applies to CT Holdings and securities of CT Holdings, and, subject to the above, shall otherwise remain in full force and effect. More specifically, (i) the HealthPort Shares issued hereunder to holders of Series A Registrable Securities shall be “Series A Registrable Securities” as contemplated by the Registration Rights Agreement, (ii) the HealthPort Shares issued hereunder to holders of Mezzanine Registrable Securities shall be “Mezzanine Registrable Securities” as contemplated by the Registration Rights Agreement and (iii) the HealthPort Shares issued hereunder to holders of Other Registrable Securities shall be “Other Registrable Securities” as contemplated by the Registration Rights Agreement. The terms and conditions of the Registration Rights Agreement, as hereby amended to reflect the above. HealthPort hereby unconditionally assumes all obligations of CT Holdings under the Registration Rights Agreement and further confirms and agrees that it shall be bound by the terms thereof (as if an original party thereto) in full substitution of CT Holdings.

Section 6 Members Agreement.

(a) Notwithstanding anything to the contrary contained in the Members Agreement, CT Holdings and each of the Investors confirm their intention and agree that the IPO is a “Qualified Public Offering” and HealthPort is a “Successor Corporation” within the meanings contemplated by the Members Agreement, and the Members Agreement is hereby modified to the extent required to give effect to such intention and agreement.

(b) Effective as of the consummation of the IPO, each of Section 2, Section 7(b) and Section 14 of the Members Agreement are hereby terminated and shall cease to be of further legal effect.

Section 7 Defined Terms. As used herein, the following terms shall have the following meanings:

“Business Day” means a day which is not a Saturday or Sunday or a bank or public holiday in New York, New York.

“Encumbrances” means any lien, security interest, tax, claim, charge, encumbrance, mortgage, pledge, restriction on transfer, put right, call right, pre-emptive or similar right, or voting agreement of any kind or nature.

“HealthPort Shares” means, collectively, the shares of New Preferred and New Common issued to the Investors pursuant to Section 1 hereof.

“Incentive Share Purchase Agreement” has the meaning set forth in the Members Agreement.

“LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of CT Holdings, dated as of September 22, 2008, by and among CT Holdings and the Investors, as in effect from time to time.

“Members Agreement” means that certain Amended and Restated Members Agreement of CT Holdings, dated as of September 22, 2008, by and among CT Holdings and the Investors, as in effect from time to time.

“Mezzanine Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“New Common” means the common stock, par value $0.001 per share, of HealthPort, Inc.

“New Preferred” means the senior preferred stock, par value $0.001 per share, of HealthPort, Inc.

“Other Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency, or political subdivision thereof.

“Registration Rights Agreement” means that certain Amended and Restated Registration Rights Agreement of CT Holdings, dated as of September 22, 2008, by and among CT Holdings and the Investors, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal law then in force.

“Senior Preferred Share” means any Senior Preferred Share of CT Holdings as contemplated under the LLC Agreement.

“Series A Registrable Securities” has the meaning set forth in the Registration Rights Agreement.

“Series A Share” means any Series A Share of CT Holdings as contemplated under the LLC Agreement.

“Series B Share” means any Series B Share of CT Holdings as contemplated under the LLC Agreement.

“Series C Share” means any Series C Share of CT Holdings as contemplated under the LLC Agreement.

“Successor Corporation” has the meaning set forth in the Members Agreement.

“Unpaid Yield” with respect to any share of Senior Preferred Share, has the meaning set forth in the LLC Agreement.

“Unreturned Capital Value” with respect to any Senior Preferred Share, has the meaning set forth in the LLC Agreement.

Section 8 Miscellaneous.

(a) Expenses. Each party shall each bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(b) Consent to Amendments. No modification, amendment or waiver of any provision of this Agreement shall be effective against any party hereto unless such modification, amendment or waiver is approved in writing by such party. No other course of dealing between the parties or any delay in exercising any rights hereunder will operate as a waiver by any of the parties hereto of any rights hereunder.

(c) Successors and Assigns. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

(d) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(e) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

(f) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement will be by way of example rather than by limitation.

(g) Governing Law. This Agreement and issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

(h) Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE. EACH PARTY TO THIS AGREEMENT

HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO To the WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(i) Submission to Jurisdiction. ANY AND ALL SUITS, LEGAL ACTIONS OR PROCEEDINGS ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT IN STATE COURTS LOCATED IN NEW YORK, NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND EACH PARTY HEREBY SUBMITS TO AND ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF SUCH SUITS, LEGAL ACTIONS OR PROCEEDINGS. IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, EACH PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER WAIVES ANY CLAIM THAT ANY SUIT, LEGAL ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(j) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(k) Entire Agreement. Except as otherwise expressly set forth in this Agreement and the other agreements referred to herein, this Agreement embodies the complete understanding amongst the parties with respect to the subject matter of this Agreement and supersedes and preempts any prior understandings, agreements, or representations by or among the parties or their predecessors, written or oral, which may have related to the subject matter of this Agreement in any way.

(l) Time is of the Essence. Time is of the essence for each and every provision of this Agreement. Whenever the last day for the exercise of any privilege or the discharge or any duty hereunder shall fall upon a day that is not a Business Day, the party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a Business Day.

*  *  *

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

CT TECHNOLOGIES HOLDINGS, LLC

By:
Name:
Title:

HEALTHPORT, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

ABRY PARTNERS V, L.P.

By:	ABRY V Capital Partners, L.P., Its General Partner

By:	ABRY V Capital Investors, LLC,
Its General Partner

By:
Name:
Title:

ABRY PARTNERS V AFFILIATED INVESTORS, L.P.

By:	ABRY V Capital Partners, L.P., Its General Partner

By:	ABRY V Capital Investors, LLC,
Its General Partner

By:
Name:
Title:

ABRY INVESTMENT PARTNERSHIP, L.P.

By:	ABRY Investment GP, LLC, Its General Partner

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

ABRY SENIOR EQUITY II, L.P.

By:	ABRY Senior Equity Investors II, L.P.,
Its General Partner

By:	ABRY Senior Equity Holdings II, LLC,
Its Sole General Partner

By:
Name:
Title:

ABRY SENIOR EQUITY II-A, L.P.

By:	ABRY Senior Equity Investors II, L.P.,
Its General Partner

By:	ABRY Senior Equity Holdings II, LLC,
Its Sole General Partner

By:
Name:
Title:

ABRY SENIOR EQUITY CO-INVESTMENT FUND, L.P.

By:	ABRY Senior Equity Co-Investment GP, LLC
Its General Partner

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

ABRY PARTNERS VI, L.P.

By:	ABRY VI CAPITAL PARTNERS, L.P.,
Its General Partner

By:	ABRY VI Capital Investors, LLC,
Its General Partner

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

ARES CAPITAL CORPORATION,
a Maryland corporation

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

PENNANTPARK INVESTMENT CORPORATION

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

NEW YORK LIFE INVESTMENT
MANAGEMENT MEZZANINE PARTNERS II, LP

By:	NYLIM Mezzanine Partners II GenPar, LP, Its General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC, Its General Partner

By:
Name:
Title:

NYLIM MEZZANINE PARTNERS II PARALLEL FUND, LP

By:	NYLIM Mezzanine Partners II GenPar, LP, Its General Partner

By:	NYLIM Mezzanine Partners II GenPar GP, LLC, Its General Partner

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

DLJ INVESTMENT PARTNERS III, L.P.

By:	DLJ Investment Associates III, L.P., Its General Partner

By:	DLJ Investment Partners, Inc., Its General Partner

By:
Name:
Title:

DLJ INVESTMENT PARTNERS, L.P.

By:	DLJ Investment Associates III, L.P., Its General Partner

By:	DLJ Investment Partners, Inc., Its General Partner

By:
Name:
Title:

IP III PLAN INVESTORS, L.P.

By:	DLJ LBO Plans Management Corporation, Its Managing General Partner

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

WAVELAND, LLC

By:
Name:	Patrick J. Haynes, III
Title:	Sole Manager

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Michael J. Labedz

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

William V.B. Webb

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

W.C.M. II, LLC

By:
Name:	Willard C. McNitt, Jr.
Title:	Sole Manager

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Willard C. McNitt III

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

James Twellman

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Gerald L. Hansberger

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Brian Grazzini

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Steve Roberts

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Clorie Robinson

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Matthew J. Rohs

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Larry Arnold

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Torrey Barnhouse

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Kerry de Vallette

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Lisa Fleming

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Gene Guertin

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Daniel H. Linker III

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Cheryl R. Schmidt

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Susan Schneider

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Keith W. Thomas

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Amber Doster

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Cindy L. Kellogg

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Jim Sloan

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Buck Rogers

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Jonathan Arkin

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Joyce Conner Boyd

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Patti Kennedy

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

William R. Matits

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Jeffrey Burbank

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Timothy Engelbracht

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Patrick Nord

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Allen Rasheed

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Daniel Scarbrough

IN WITNESS WHEREOF, the parties hereto have been executed this Contribution Agreement as of the date first written above.

Jan McDavid